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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-17565, 333-33475, 333-44371, 333-66863, 333-
93747) of Renaissance Worldwide, Inc. of our report dated March 14, 2000, appearing in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 24, 2000